                                                                  EXHIBIT 10.52
                                                                 EXECUTION COPY

===============================================================================

                                   GUARANTY

                                      by

                            GMS DENTAL GROUP, INC.

                                  in favor of

                             FREMONT DENTAL GROUP

                                 July 24, 1997

===============================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I GUARANTY.......................................................     1
    1.1 Guaranteed Obligations...........................................     1
    1.2 Expenses.........................................................     2
    1.3 Guaranty of Payment..............................................     2
    1.4 Obligations Several..............................................     2

ARTICLE II GUARANTY ABSOLUTE.............................................     2

ARTICLE III WAIVERS......................................................     3
    3.1 Waivers..........................................................     3
    3.2 Waiver of Defense to Deficiency Judgment.........................     4

ARTICLE IV WAIVER OF SUBROGATION AND CONTRIBUTION........................     4

ARTICLE V MISCELLANEOUS..................................................     5
    5.1 Representation and Covenant as to Ownership of Capital Securities     5
    5.2 Amendments, Etc. ................................................     5
    5.3 Addresses for Notices............................................     5
    5.4 No Waiver; Remedies..............................................     5
    5.5 Right of Setoff..................................................     5
    5.6 Continuing Guaranty, Assignments.................................     6
    5.7 Governing Law and Consent to Jurisdiction........................     6
    5.8 Counterparts.....................................................     6
    5.9 Headings.........................................................     6
    5.10 Security Agreement..............................................     7
    5.11 Waiver of Jury Trial............................................     7

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                                   GUARANTY
                                   --------

THIS AGREEMENT IS EXPRESSLY SUBJECT TO AND CONDITIONED UPON THE TERMS, PROVISIONS AND CONDITIONS SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF. ANY TRANSFEREE OF THIS AGREEMENT SHALL BE BOUND BY ALL OF THE TERMS OF SUCH INTERCREDITOR AGREEMENT.

    This Guaranty, dated as of July 24, 1997, is made by GMS DENTAL GROUP, INC., a Delaware corporation ("GMS Holding" or the "Guarantor") in favor of FREMONT
                         -----------          ---------
DENTAL GROUP, a California general partnership ("Fremont"), in its capacity
                                                 -------
as beneficiary of this Guaranty (together with its successors and permitted assigns, including, without limitation, the successors and assigns referred to in Section 5.6 hereof, individually and collectively, the "Beneficiary").
                                                           -----------

                                   RECITALS

    A. GMS Dental Group Management, Inc., a Delaware corporation (the "Debtor"),
                                                                       ------
is a wholly-owned subsidiary of GMS Holding.

    B. The Debtor and GMS Holding are entering into that certain Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), with
                                            ------------------------
Fremont pursuant to which Debtor is purchasing from Fremont, and Fremont is selling, transferring, assigning, conveying and delivering to Debtor, all of Fremont's right, title and interest in and to the Purchased Assets. Capitalized terms defined in the Asset Purchase Agreement and not otherwise defined herein have the same respective meanings when used herein.

    C. In order to induce Fremont to enter into, and as conditions precedent to the consummation of, the Asset Purchase Agreement and the transactions contemplated thereunder, the Guarantor is executing and delivering this Guaranty to the Beneficiary. The Guarantor acknowledges that it and the Debtor constitute a common enterprise and that the Guarantor will benefit, directly and indirectly, from the consummation of the transactions contemplated under the Asset Purchase Agreement, the Note, the Earn-Out Agreement, the Security Agreement and this Guaranty (collectively, the "Operative Documents").
                                                -------------------
Accordingly, the Guarantor hereby agrees with the Beneficiary for its benefit as set forth below.

                                   ARTICLE I

                                   GUARANTY

    1.1 Guaranteed Obligations. The Guarantor hereby absolutely, irrevocably and
        ----------------------
unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Debtor now or hereafter existing under, in respect of or in connection with each Operative Document, including, without limitation, any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification or otherwise (all of such obligations hereby guaranteed by any Guarantor herein collectively called the "Guaranteed Obligations").
            ----------------------

    1.2  Expenses. The Guarantor agrees to pay, in addition, any and all
         --------
expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Beneficiary in enforcing any rights under this Guaranty with respect to the Guarantor.

    1.3  Guaranty of Payment. Without limiting the generality of the foregoing,
         -------------------
this Guaranty guarantees, to the extent provided herein, the payment of all amounts that constitute part of the Guaranteed Obligations and would be owed by the Debtor to the Beneficiary under any Operative Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor. This is a guaranty of payment and not of collection.

    1.4  Obligations Several. The obligations of the Guarantor under this
         -------------------
Guaranty are several and independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Debtor or whether the Debtor is joined in any such action or actions.

                                  ARTICLE II

                               GUARANTY ABSOLUTE

    The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Operative Documents, regardless of any requirement of law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Beneficiary with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, irrevocable, and unconditional, irrespective of the following:

         (a) any lack of validity or enforceability of, or any release or discharge of the Debtor from liability under any Operative Document;

         (b) any change in the time, manner or place of payment of, or in any other term of, any or all of the Guaranteed Obligations or any other amendment or waiver of, or any consent to departure from, any Operative Document;

         (c) any taking, subordination, compromise, exchange, release, nonperfection or liquidation of any collateral, or any release, amendment or waiver of, or consent to departure from, any other guaranty, for any or all of the Guaranteed Obligations;

         (d) any manner of application of collateral, or proceeds thereof, to any or all of the Guaranteed Obligations; or any manner of sale or other disposition of any collateral or any other assets of the Debtor or the Guarantor;

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

     (e) any change, restructuring or termination of the corporate structure or existence of the Debtor, or any corresponding restructure of the Guaranteed Obligations, or any other restructure of the Guaranteed Obligations or any portion thereof;

     (f) any exercise or nonexercise by the Beneficiary of any right or privilege under this Guaranty or any of the other Operative Documents;

     (g) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor, the Debtor or any other guarantor of the Guaranteed Obligations, or any action taken with respect to this Guaranty by any trustee, receiver or court in any such proceeding, whether or not the Guarantor has had notice or knowledge of any of the foregoing;

     (h) any assignment or other transfer, in whole or in part, of this Guaranty or any of the other Operative Documents (including, without limitation, as referred to in Section 5.6 hereof);

     (i)  any acceptance of partial performance of the Guaranteed Obligations;
or

     (j) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Debtor or any guarantor of the Guaranteed Obligations.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Beneficiary or other Person (as hereinafter defined) upon the insolvency, bankruptcy or reorganization of the Debtor, the Guarantor or otherwise, all as though such payment had not been made. The term "Person" shall mean any individual, partnership, corporation, trust,
 ------
unincorporated association, limited liability company or other entity; and, collectively, "Persons".
               -------

                                  ARTICLE III

                                    WAIVERS

     3.1 Waivers. The Guarantor irrevocably waives the following, to the extent permitted by applicable law:

          (a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations or this Guaranty;

          (b) any requirement that the Beneficiary or any other Person protect, secure, perfect or insure any Lien (as hereinafter defined) or any property subject thereto or exhaust any right or take any action against the Debtor, any other Person or any collateral;

          (c) any defense based upon an election of remedies by the Beneficiary that in any manner impairs, reduces, releases or otherwise adversely affects the Guarantor's subrogation, contribution or reimbursement rights or other rights to proceed against the Debtor, any other Person or any collateral, including, without limitation, any election to proceed by judicial or nonjudicial foreclosure of any Lien, whether on real property or personal property, or by deed in lieu thereof, whether or not every aspect of any foreclosure sale is commercially reasonable (including, without limitation, any defense, right or benefit based on or arising out of any of California Code of Civil Procedure Sections 580a, 580b, 580d and 726);

         (d) any duty on the part of the Beneficiary to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition (including, without limitation, the financial condition) of the Debtor or its assets now known or hereafter known by the Beneficiary; and

         (e) without limiting the generality of the foregoing or any other provision hereof, any rights and benefits that might otherwise be available to the Guarantor under California Civil Code Section 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 or 3433.

The term "Lien" on any asset shall mean any mortgage, deed of trust, lien,
          ----
pledge, charge, assignment, judgment, security interest, restrictive covenant or easement or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

    3.2 Waiver of Defense to Deficiency Judgment. Without limiting the
        ----------------------------------------
generality of any other provision of this Guaranty, the Guarantor understands that, if the Beneficiary conducts a nonjudicial foreclosure sale under any deed of trust or mortgage encumbering any real property owned by the Debtor and which secures the Guaranteed Obligations, the Guarantor would (but for the waivers set forth herein) have a defense to a deficiency judgment under this Guaranty because the nonjudicial foreclosure would eliminate the Guarantor's right of subrogation. This defense arises, in part, because California Code of Civil Procedure Section 580d provides that a nonjudicial foreclosure sale under a deed of trust eliminates the right of the secured party to seek a deficiency judgment on the obligation secured by that deed of trust. In addition to the other waivers set forth in this Guaranty, the Guarantor specifically waives this defense and agrees that the Guarantor will be liable for any deficiency remaining after a nonjudicial foreclosure even though such nonjudicial foreclosure would eliminate the Guarantor's right of subrogation.

                                  ARTICLE IV

                    WAIVER OF SUBROGATION AND CONTRIBUTION

    The Guarantor hereby irrevocably waives any claims and other rights that it now has or may hereafter acquire against the Debtor or any guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Operative Document, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Beneficiary against the Debtor, any guarantor or any collateral that the Beneficiary now or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Debtor, directly or indirectly, in cash or other property, by setoff or in any other manner, payment or security on account of any such claim or other right. If any amount is paid to the Guarantor in violation of the preceding sentence and the Guaranteed Obligations have not been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Beneficiary and shall be forthwith paid to the Beneficiary to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the other Operative Documents. The Guarantor acknowledges that it will receive direct and indirect benefits from the transactions and arrangements contemplated by the Asset Purchase Agreement, the Note, the Earn-Out Agreement and the other Operative Documents and that the waiver set forth in this ARTICLE IV is knowingly made in contemplation of such benefits.

                                   ARTICLE V

                                 MISCELLANEOUS

     5.1  Representation and Covenant as to Ownership of Capital Securities. The
          -----------------------------------------------------------------
Guarantor represents, warrants and covenants that all of the capital stock of the Debtor (including, without limitation, any security convertible into, or any option, warrant or other right to acquire, any share of such capital stock) is, and shall remain, owned by the Guarantor.

     5.2  Amendments, Etc. No amendment or waiver of any provision of this
          ---------------
Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same is in writing and signed by the Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


     5.3  Addresses for Notices. All notices and other communications provided
          ---------------------
for hereunder shall be given in accordance with, and with the effectiveness specified in, Section 9.3 of the Asset Purchase Agreement.

     5.4  No Waiver; Remedies. No failure on the part of the Beneficiary to
          -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     5.5  Right of Setoff. Upon the occurrence and during the continuance of any
          ---------------
Default (as hereinafter defined) or Event of Default (as defined in the Note), the Beneficiary is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all amounts at any time held and other indebtedness at any time owing by the Beneficiary to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether the Beneficiary has made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Beneficiary agrees to notify the Guarantor promptly after any such setoff and application made by the Beneficiary; provided, however, that
                                                         --------  -------
the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Beneficiary under this Section 5.5 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the Beneficiary may have. The term "Default" shall mean
                                                           -------
any event which with the passing of time or the giving of notice or both would become an Event of Default.

    5.6  Continuing Guaranty; Assignments.
         --------------------------------

         (a) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor and its successors and assigns and (iii) inure to the benefit of and be enforceable by the Beneficiary and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Beneficiary may assign or otherwise transfer any or all of its rights and obligations under the Operative Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Beneficiary herein or otherwise.

         (b) Without limiting the generality of the foregoing clause (a), the Guarantor acknowledges and agrees that (i) after the execution and delivery of the Operative Documents, Fremont shall transfer and assign all of its rights and obligations in, to and under certain of the Operative Documents, including, without limitation, the Note, the Earn-Out Agreement, the Security Agreement and this Guaranty (the "Operative Document Rights"), to the partners of Fremont (the
                    -------------------------
"Partners"), who will, in turn, transfer and assign the Operative Document
 --------
Rights to a liquidation trust (the "Trust") created for the benefit of the
                                    -----
Partners and certain other individuals and (ii) the Trust shall, as a result of such transfers and assignments, thereupon become vested with all of the benefits in respect thereof granted to the Beneficiary herein or otherwise.

    5.7  Governing Law and Consent to Jurisdiction.  The validity, construction
         -----------------------------------------
and effect of this Guaranty shall be governed by laws of the State of California, without regard to its laws regarding choice of applicable law. Any judicial proceedings brought against the Guarantor with respect to this Guaranty may be brought in any state or federal court of competent jurisdiction in the State of California, and the Guarantor accepts for itself and its assets and properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts. The Guarantor waives, to the fullest extent permitted by applicable law, any objection (including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniences) that it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall limit the right of the Beneficiary to bring proceedings against the Guarantor in the court of any other jurisdiction.

    5.8  Counterparts.  This Guaranty may be executed in any number of
         ------------
counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

    5.9  Headings.  Captions, headings and the table of contents in this
         --------
Guaranty are for convenience only and are not to be deemed part of this Guaranty.

     5.10  Security Agreement.  The obligations of the Guarantor under this
           ------------------
Guaranty are secured by the Security Agreement executed by the Guarantor and the Debtor in favor of the Secured Party (as defined therein).

     5.11  Waiver of Jury Trial.  The Guarantor waives any right to trial by
           --------------------
jury with regard to any action of any type or nature whatsoever under or concerning this Guaranty or any of the other Operative Documents or in any way related to the administration or enforcement thereof.

                                         GMS DENTAL GROUP, INC.

                                         By: /s/ Michael Thomas Fiore
                                            ________________________________
                                            Title

                                         Address:    22800 Savi Ranch
                                                     Parkway, Suite 206
                                                     Yorba Linda, CA 92887


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